SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                AMENDMENT NO. 3
                                       TO
                                  SCHEDULE 13D


                   Under the Securities Exchange Act of 1934


                             TEXFI INDUSTRIES, INC.
                                (Name of Issuer)


                          Common Stock, $1.00 par value
                         (Title of Class of Securities)


                                   882895 10 5
                                 (CUSIP Number)


                          William L. Remley, President
                             Chadbourne Corporation
                                 1430 Broadway,
                                   Suite 1300
                            New York, New York 10018
                                 (212) 391-1392
                  (Name, Address and Telephone Number of Person
               Authorized to Receive Notices and Communications)


                                October 20, 1995
                      (Date of Event which Requires Filing
                               of this Statement)


Check  the following  box  if  a  fee  is  being  paid  with this statement [ ].


                          Exhibit Index is on page 10.

CUSIP No. 882895 10 5                    13D                  Page 2 of 15 pages



--------------------------------------------------------------------------------
   1   NAME OF REPORTING PERSON
       S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON



       Chadbourne Corporation
--------------------------------------------------------------------------------
   2   CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                             (a)  [  ]
                                                             (b)  [  ]


--------------------------------------------------------------------------------
   3   SEC USE ONLY




--------------------------------------------------------------------------------
   4   SOURCE OF FUNDS*




--------------------------------------------------------------------------------
   5   CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO
       ITEMS 2(d) OR 2(e)                                         [  ]


--------------------------------------------------------------------------------
   6   CITIZENSHIP OR PLACE OF ORGANIZATION



       Bahamas
--------------------------------------------------------------------------------
   NUMBER OF      7    SOLE VOTING POWER
     SHARES            1,710,300
  BENEFICIALLY    --------------------------------------------------------------
    OWNED BY      8    SHARED VOTING POWER
      EACH             0
   REPORTING      --------------------------------------------------------------
     PERSON       9    SOLE DISPOSITIVE POWER
      WITH             1,710,300
                  --------------------------------------------------------------
                  10   SHARED DISPOSITIVE POWER
                       0

--------------------------------------------------------------------------------
  11   AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

        1,710,300

--------------------------------------------------------------------------------
  12   CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES*

                                                                      [  ]

--------------------------------------------------------------------------------
  13   PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

       18.48%

--------------------------------------------------------------------------------
  14   TYPE OF REPORTING PERSON*

       CO


--------------------------------------------------------------------------------

CUSIP No. 882895 10 5                    13D                  Page 3 of 12 pages



--------------------------------------------------------------------------------
   1   NAME OF REPORTING PERSON
       S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON



       Halton House Ltd.
--------------------------------------------------------------------------------
   2   CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                             (a)  [  ]
                                                             (b)  [  ]


--------------------------------------------------------------------------------
   3   SEC USE ONLY




--------------------------------------------------------------------------------
   4   SOURCE OF FUNDS*



--------------------------------------------------------------------------------
   5   CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO
       ITEMS 2(d) OR 2(e)                                         [  ]


--------------------------------------------------------------------------------
   6   CITIZENSHIP OR PLACE OF ORGANIZATION



       Bahamas
--------------------------------------------------------------------------------
   NUMBER OF      7    SOLE VOTING POWER
     SHARES            1,710,300
  BENEFICIALLY    --------------------------------------------------------------
    OWNED BY      8    SHARED VOTING POWER
      EACH             0
   REPORTING      --------------------------------------------------------------
     PERSON       9    SOLE DISPOSITIVE POWER
      WITH             1,710,300
                  --------------------------------------------------------------
                  10   SHARED DISPOSITIVE POWER
                       0

--------------------------------------------------------------------------------
  11   AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

        1,710,300

--------------------------------------------------------------------------------
  12   CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES*

                                                                      [  ]

--------------------------------------------------------------------------------
  13   PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

       18.48%

--------------------------------------------------------------------------------
  14   TYPE OF REPORTING PERSON*

       CO


--------------------------------------------------------------------------------

CUSIP No. 882895 10 5                    13D                  Page 4 of 15 pages



--------------------------------------------------------------------------------
   1   NAME OF REPORTING PERSON
       S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON



       The Halton Declaration of Trust
--------------------------------------------------------------------------------
   2   CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                             (a)  [  ]
                                                             (b)  [  ]


--------------------------------------------------------------------------------
   3   SEC USE ONLY




--------------------------------------------------------------------------------
   4   SOURCE OF FUNDS*




--------------------------------------------------------------------------------
   5   CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO
       ITEMS 2(d) OR 2(e)                                         [  ]


--------------------------------------------------------------------------------
   6   CITIZENSHIP OR PLACE OF ORGANIZATION



       Bahamas
--------------------------------------------------------------------------------
   NUMBER OF      7    SOLE VOTING POWER
     SHARES            1,710,300
  BENEFICIALLY    --------------------------------------------------------------
    OWNED BY      8    SHARED VOTING POWER
      EACH             0
   REPORTING      --------------------------------------------------------------
     PERSON       9    SOLE DISPOSITIVE POWER
      WITH             1,710,300
                  --------------------------------------------------------------
                  10   SHARED DISPOSITIVE POWER
                       0

--------------------------------------------------------------------------------
  11   AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

        1,710,300

--------------------------------------------------------------------------------
  12   CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES*

                                                                      [  ]

--------------------------------------------------------------------------------
  13   PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

       18.48%

--------------------------------------------------------------------------------
  14   TYPE OF REPORTING PERSON*

       00


--------------------------------------------------------------------------------

CUSIP No. 882895 10 5                    13D                  Page 5 of 15 pages



--------------------------------------------------------------------------------
   1   NAME OF REPORTING PERSON
       S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON



       Bahamas Protectors, Ltd.
--------------------------------------------------------------------------------
   2   CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                             (a)  [  ]
                                                             (b)  [  ]


--------------------------------------------------------------------------------
   3   SEC USE ONLY




--------------------------------------------------------------------------------
   4   SOURCE OF FUNDS*



--------------------------------------------------------------------------------
   5   CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO
       ITEMS 2(d) OR 2(e)                                         [  ]


--------------------------------------------------------------------------------
   6   CITIZENSHIP OR PLACE OF ORGANIZATION



       United States of America
--------------------------------------------------------------------------------
   NUMBER OF      7    SOLE VOTING POWER
     SHARES            1,710,300
  BENEFICIALLY    --------------------------------------------------------------
    OWNED BY      8    SHARED VOTING POWER
      EACH             0
   REPORTING      --------------------------------------------------------------
     PERSON       9    SOLE DISPOSITIVE POWER
      WITH             1,710,300
                  --------------------------------------------------------------
                  10   SHARED DISPOSITIVE POWER
                       0

--------------------------------------------------------------------------------
  11   AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

        1,710,300

--------------------------------------------------------------------------------
  12   CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES*

                                                                      [  ]

--------------------------------------------------------------------------------
  13   PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

       18.48%

--------------------------------------------------------------------------------
  14   TYPE OF REPORTING PERSON*

       CO


--------------------------------------------------------------------------------

CUSIP No. 882895 10 5                    13D                  Page 6 of 15 pages



--------------------------------------------------------------------------------
   1   NAME OF REPORTING PERSON
       S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON



       Gary R. Siegel
--------------------------------------------------------------------------------
   2   CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                             (a)  [  ]
                                                             (b)  [  ]


--------------------------------------------------------------------------------
   3   SEC USE ONLY




--------------------------------------------------------------------------------
   4   SOURCE OF FUNDS*



--------------------------------------------------------------------------------
   5   CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO
       ITEMS 2(d) OR 2(e)                                         [  ]


--------------------------------------------------------------------------------
   6   CITIZENSHIP OR PLACE OF ORGANIZATION



       United States of America
--------------------------------------------------------------------------------
   NUMBER OF      7    SOLE VOTING POWER
     SHARES            0
  BENEFICIALLY    --------------------------------------------------------------
    OWNED BY      8    SHARED VOTING POWER
      EACH             0
   REPORTING      --------------------------------------------------------------
     PERSON       9    SOLE DISPOSITIVE POWER
      WITH             0
                  --------------------------------------------------------------
                  10   SHARED DISPOSITIVE POWER
                       0

--------------------------------------------------------------------------------
  11   AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

        0

--------------------------------------------------------------------------------
  12   CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES*

                                                                      [  ]

--------------------------------------------------------------------------------
  13   PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

       0

--------------------------------------------------------------------------------
  14   TYPE OF REPORTING PERSON*

       IN


--------------------------------------------------------------------------------

Item 1. Security and Issuer.

     This Amendment No. 3, filed jointly by Chadbourne Corporation ("Chadbourne"), Halton House Ltd. ("Halton Ltd."), The Halton Declaration of Trust ("Halton Trust"), Gary R. Siegel and Bahamas Protectors, Ltd. ("Bahamas Protectors"), amends and supplements the statement on Schedule 13D, as previously amended (this "Schedule"), filed jointly by Chadbourne, Halton Ltd., Halton Trust and Mr. Siegel relating to shares of Common Stock, par value $1.00 per share (the "Common Stock"), of Texfi Industries, Inc. (the "Issuer"). Any capitalized term used without definition shall have the same meaning previously ascribed to it in this Schedule.

Item 2. Identity and Background.

     As previously reported in this Schedule, all powers with respect to investment or voting of securities beneficially owned by Halton Trust were exercisable by Gary R. Siegel, protector under the constituent instruments of Halton Trust. Pursuant to an instrument effective as of September 22, 1995, Mr. Siegel resigned as protector under the constituent instruments of Halton Trust. Pursuant to an instrument effective as of October 20, 1995, Bahamas Protectors became the successor protector. Bahamas Protectors' business address is Charlotte House, Charlotte Street, P.O. Box N-341, Nassau, Bahamas. Bahamas Protectors is hereinafter included within the definition of "Reporting Persons."

     During the last five years, Bahamas Protectors has not been a party to a criminal proceeding (excluding traffic violations or similar misdemeanors) and has not been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction whereby, as a result of such proceeding, it was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, Federal or state securities laws or finding any violation with respect to such laws. Bahamas Protectors is a Bahamian corporation.

Item 5. Interest in Securities of the Issuer.

     (a)-(b) Chadbourne, as holder of the Option, may be deemed to be the beneficial owner of 1,710,300 shares of Common Stock, including 600,000 shares underlying the Option. Such 1,710,300 shares constitute 18.48% of the shares of Common Stock outstanding (based on 8,652,621 shares of Common Stock reported to be outstanding in the Issuer's Form 10-Q for the quarter ended July 31, 1995, and assuming that all shares underlying the Option are deemed to be outstanding). Halton Ltd., by virtue of its ownership of Chadbourne, Halton Trust, by virtue of its ownership of Halton Ltd., and Bahamas Protectors, by virtue of its powers as protector of Halton Trust, each may be deemed to have the power to vote and dispose of the shares of Common Stock beneficially owned by Chadbourne.

     (c) Mr. Siegel resigned as protector of the Halton Trust effective as of September 22, 1995. Effective as of October 20, 1995, Bahamas Protectors became the successor protector thereof with full power with respect to the investing or voting of securities beneficially owned by Halton Trust. Other than as described in this paragraph (c), none of the Reporting Persons has effected any transactions in the Common Stock of the Issuer during the past sixty (60) days.

     (e) As a result of his resignation as protector of the Halton Trust, Mr. Siegel ceased to be the beneficial owner of more than five percent of the Common Stock as of September 22, 1995.


Item 7. Materials to be Filed as Exhibits.

Exhibit           Description
-------           -----------

  3.0             Joint filing agreement.


  3.1 Resignation of Gary R. Siegel as protector under the constituent documents of the Halton Declaration of Trust and appointment of Bahamas Protectors as successor.

                                   SIGNATURES

       After reasonable inquiry and to the best knowledge and belief of the undersigned, the undersigned hereby certifies that the information set forth in this amendment is true, complete and correct.

Dated:  October 20, 1995

                                    CHADBOURNE CORPORATION


                                    By: William L. Remley, President

                                    HALTON HOUSE LTD.


                                    By: William L. Remley, President

                                    THE HALTON DECLARATION OF TRUST

                                    By:  BAHAMAS PROTECTORS, LTD., as
                                           Protector of The Halton
                                           Declaration of Trust


                                    Gary R. Siegel


                                    BAHAMAS PROTECTORS, LTD.

                                  EXHIBIT INDEX


Exhibit           Description                                             Page
-------           -----------                                             ----

  3.0             Joint filing agreement                                    11

  3.1             Resignation of Gary R. Siegel as protector                12
                  under the constituent documents of the Halton
                  Declaration of Trust and appointment of Bahamas
                  Protectors as successor.